  Business Entity - Filing Acknowledgement 02/14/2023 Work Order Item Number: W2023021401529-2703770 Filing Number: 20232955038 Filing Type: Certificate of Designation Filing Date/Time: 2/14/2023 12:12:00 PM Filing Page(s): 9 Indexed Entity Information: Entity ID:  C13283-2001 Entity Name:  Applied Digital Corporation Entity Status:  Active Expiration Date:  None Commercial Registered Agent CAPITOL CORPORATE SERVICES, INC. 202 SOUTH MINNESOTA STREET, Carson City, NV 89703, USA   FRANCISCO V. AGUILAR Secretary of State     GABRIEL DI CHIARA Chief Deputy   STATE OF NEVADA   OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701 Telephone (775) 684-5708 Fax (775) 684-7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486-2880 Fax (702) 486-2888             The attached document(s) were filed with the Nevada Secretary of  State, Commercial  Recording Division. The filing date and time  have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to  reference this document in the future.                       Respectfully,  FRANCISCO V. AGUILAR            Secretary of State Page 1 of 1 Commercial Recording Division 202 N. Carson Street

Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20232955038 Filed On 2/14/2023 12:12:00 PM Number of Pages 9

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm EX-3.1 2 a04-12x2022appliedamende.htm EX-3.1 Business Entity - Filing Acknowledgement 04/12/2022 Work Order Item Number: W2022041200473-2050767 Filing Number: 20222245441 Filing Type: Certificate Pursuant to NRS 78.209 Filing Date/Time: 4/12/2022 9:06:00 AM Filing Page(s): 1 Indexed Entity Information: Entity ID: C13283-2001 Entity Name: Applied Blockchain, Inc. Entity Status: Active Expiration Date: None Commercial Registered Agent CAPITOL CORPORATE SERVICES, INC. 202 SOUTH MINNESOTA STREET, Carson City, NV 89703, USA BARBARA K. CEGAVSKE Secretary of State KIMBERLEY PERONDI Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701 Telephone (775) 684-5708 Fax (775) 684-7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486-2880 Fax (702) 486-2888 The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future. Respectfully, BARBARA K. CEGAVSKE Secretary of State Page 1 of 1 Commercial Recording Division 202 N. Carson Street 1

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20222245441 Filed On 4/12/2022 9:06:00 AM Number of Pages 1 2

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Certified Copy 01/05/2022 12:23:57 PM Work Order Number: W2022010501262 - 1823582 Reference Number: 20222004999 Through Date: 01/05/2022 12:23:57 PM Corporate Name: Applied Blockchain, Inc. The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report. Document Number Description Number of Pages 20211673333 Certificate of Correction - 07/28/2021 2 20211638120 Amendment After Issuance of Stock - 07/28/2021 1 20211638141 Certificate of Designation - 07/28/2021 19 20211631740 Certificate of Correction - 07/23/2021 1 20211631749 Amendment After Issuance of Stock - 07/23/2021 1 20211631763 Certificate of Designation - 07/23/2021 19 20211566343 Certificate of Acceptance by Registered Agent - 06/29/2021 1 20211502899 Annual List - 06/02/2021 2 20211456018 Certificate of Correction - 05/13/2021 2 20211387751 Amended and Restated Articles - 04/15/2021 71 20211386244 Certificate of Correction - 04/15/2021 2 BARBARA K. CEGAVSKE Secretary of State KIMBERLEY PERONDI Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701 Telephone (775) 684-5708 Fax (775) 684-7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486-2880 Fax (702) 486-2888 3

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Certified By: Electronically Certified Certificate Number: B202201052285184 You may verify this certificate online at http://www.nvsos.gov Respectfully, BARBARA K. CEGAVSKE Nevada Secretary of State BARBARA K. CEGAVSKE Secretary of State KIMBERLEY PERONDI Deputy Secretary for Commercial Recordings STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701 Telephone (775) 684-5708 Fax (775) 684-7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486-2880 Fax (702) 486-2888 4

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20211673333 Filed On 7/28/2021 10:57:00 AM Number of Pages 2 5

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 6

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 7

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 8

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 9

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 10

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 11

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 12

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 13

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 14

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 15

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 16

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 17

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 18

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 19

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 20

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 21

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 22

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 23

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 24

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 25

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information: Name of represented entity: Applied Blockchain, Inc. Entity or Nevada Business Identification Number (NVID): (for entities currently on file) NV20011309405 2. Registered Agent Acceptance: Registered Agent Acceptance 3. Information Being Changed: Statement of Change takes the following effect: (select only one) Appoints New Agent (complete section 4) Update Represented Entity Acting as Registered Agent (complete sections 5) Update Registered Agent Name (complete sections 4 & 5) Update Registered Agent Address (complete sections 4 & 5) 4. Registered Agent Information Before the Change: (Non- commercial registered agents ONLY) Name Telephone Nevada 0 Street Address City Zip Code Nevada Mailing Address (only if different from above) City Zip Code 5. Newly Appointed Registered Agent or Registered Agent Information After the Change: Commercial Registered Agent (name only below) Noncommercial Registered Agent (name and address below) Office or position with Entity (title and address below) CAPITOL CORPORATE SERVICES, INC. Name of Registered Agent OR Title of Office or Position with Entity 202 SOUTH MINNESOTA STREET Carson City Nevada 89703 Street Address City Zip Code Nevada Mailing Address (only if different from above) City Zip Code 6. Electronic Notification: (Optional) Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: 7. Certificate of Acceptance of Appointment of Registered Agent: (Required) I hereby accept appointment as Registered Agent for the above named Entity. X DELANIE CASE Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date 06/29/2021 8. Signature of Represented Entity: (Required) X DAVID RENCH Authorized Signature On Behalf of the Entity Date 06/29/2021 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Registered Agent Acceptance/Statement of Change This form must be accompanied by appropriate fees. page1 of 1 Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20211566343 Filed On 06/29/2021 07:54:31 AM Number of Pages 1 26

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 27

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 28

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20211456018 Filed On 5/13/2021 3:41:00 PM Number of Pages 2 29

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 30

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 31

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 32

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm Filed in the Office of Secretary of State State Of Nevada Business Number C13283-2001 Filing Number 20211387751 Filed On 4/15/2021 2:18:00 PM Number of Pages 71 33

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 34

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 35

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 36

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 37

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 38

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 39

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 40

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 41

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 42

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 43

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 44

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 45

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 46

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 47

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 48

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 49

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 50

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 51

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 52

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 53

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 54

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 55

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 56

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 57

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 58

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 59

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 60

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 61

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 62

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 63

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 64

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 65

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 66

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 67

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 68

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 69

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 70

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 71

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 72

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 73

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 74

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 75

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 76

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 77

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 78

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 79

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 80

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 81

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 82

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 83

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 84

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 85

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 86

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 87

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 88

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 89

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 90

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 91

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 92

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 93

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 94

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 95

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 96

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 97

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 98

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 99

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 100

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 101

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 102

12/27/22, 11:40 AM a04-12x2022appliedamende https://www.sec.gov/Archives/edgar/data/1144879/000162828022023816/a04-12x2022appliedamende.htm 103

12/27/22, 11:43 AM applieddigitalcorporatio https://www.sec.gov/Archives/edgar/data/1144879/000114487922000081/applieddigitalcorporatio.htm

12/27/22, 11:43 AM applieddigitalcorporatio https://www.sec.gov/Archives/edgar/data/1144879/000114487922000081/applieddigitalcorporatio.htm

12/27/22, 11:43 AM applieddigitalcorporatio https://www.sec.gov/Archives/edgar/data/1144879/000114487922000081/applieddigitalcorporatio.htm

12/27/22, 11:43 AM applieddigitalcorporatio https://www.sec.gov/Archives/edgar/data/1144879/000114487922000081/applieddigitalcorporatio.htm

12/27/22, 11:43 AM applieddigitalcorporatio https://www.sec.gov/Archives/edgar/data/1144879/000114487922000081/applieddigitalcorporatio.htm